Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U. S. C. SECTION
1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES -0XLEY ACT OF 2002

         In connection with the Annual Report of Cal Alta
Auto Glass, Inc. (the "Company") on Form 10-K for the period ending December 31, 2008,as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Kirk Reed, President of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the requirements of
Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

April 14, 2009                               /s/ Kirk Reed
                                         		  ---------
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Kirk Reed

President, Chief Executive Officer and Chief Accounting
Officer